UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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COHERENT, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SUPPLEMENT TO PROXY STATEMENT

for

ANNUAL MEETING OF STOCKHOLDERS
To be Held on March 31, 2011

TO OUR STOCKHOLDERS:

This Supplement provides updated information with respect to the Definitive Proxy Statement initially filed with the Securities and Exchange Commission (the “SEC”) on February 25, 2011 (the “Proxy Statement”) by Coherent, Inc. (the “Company”), for the Annual Meeting of Stockholders to be held on March 31, 2011 (the “Annual Meeting”).  Specifically, this Supplement provides a copy of the 2011 Equity Incentive Plan, attached hereto as Appendix A, which, as described in Proposal Three of the Proxy Statement requires approval from the holders of a majority of the votes cast at the Annual Meeting to be implemented.

APPENDIX A

2011 Equity Incentive Plan

COHERENT, INC.

2011 EQUITY INCENTIVE PLAN

1.             Purposes of the Plan.  The purposes of this Equity Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Service Providers and to promote the success of the Company’s business.

Awards to Service Providers granted hereunder may be Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Shares, Performance Units, Deferred Stock Units or Dividend Equivalents, at the discretion of the Administrator and as reflected in the terms of the written option agreement.

2.             Definitions.  As used herein, the following definitions shall apply:

(a)           “Administrator” shall mean the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

(b)           “Applicable Laws” shall mean the legal requirements relating to the administration of equity incentive plans under California corporate and securities laws and the Code.

(c)           “Award” shall mean, individually or collectively, a grant under the Plan of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Shares, Performance Units, Deferred Stock Units or Dividend Equivalents.

(d)           “Award Agreement” shall mean the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan.  The Award Agreement is subject to the terms and conditions of the Plan.

(e)           “Awarded Stock” shall mean the Common Stock subject to an Award.

(f)            “Board” shall mean the Board of Directors of the Company.

(g)           “Change in Control” means the occurrence of any of the following events:

(i)            A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection (i), the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control; or

(ii)           A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election.  For purposes of this clause (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii)          A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3).  For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 2(g), persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

(h)           “Code” shall mean the Internal Revenue Code of 1986, as amended.

(i)            “Common Stock” shall mean the Common Stock of the Company.

(j)            “Committee” shall mean the Committee appointed by the Board of Directors or a sub-committee appointed by the Board’s designated committee in accordance with Section 4(a) of the Plan, if one is appointed.

(k)           “Company” shall mean Coherent, Inc. and its successors in interest.

(l)            “Consultant” shall mean any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services; provided, however, that the term “Consultant” shall not include Outside Directors, unless such Outside Directors are compensated for services to the Company other than pursuant to their services as a Director.

(m)          “Continuous Status as a Director” means that the Director relationship is not interrupted or terminated.

(n)           “Director” shall mean a member of the Board.

(o)           “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(p)           “Dividend Equivalent” shall mean a credit, payable in cash, made at the discretion of the Administrator, to the account of a Participant in an amount equal to the cash dividends paid on one Share for each Share represented by an Award (other than an SAR or Option) held by such Participant.  Dividend Equivalents shall be subject to the same vesting restrictions as the related Shares subject to an Award.

(q)           “Employee” shall mean any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company.  An Employee shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor.  For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.  If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

(r)            “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(s)           “Fair Market Value” shall mean as of any date, the value of Common Stock determined as follows:

(i)          If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Market, the Nasdaq Global Select Market or the Nasdaq Capital Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination (or if that day is not a trading day, then on the last preceding trading day), as reported in The Wall Street Journal or such other source as the Administrator deems reliable or shall be such other value determined in good faith by the Administrator;

(ii)         If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable or shall be such other value determined in good faith by the Administrator; or

(iii)        In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

(t)            “Fiscal Year” shall mean a fiscal year of the Company.

(u)           “Incentive Stock Option” shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(v)           “Nonstatutory Stock Option” shall mean an Option not intended to qualify as an Incentive Stock Option.

(w)          “Officer” shall mean a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, as determined by the Board.

(x)            “Option” shall mean a stock option granted pursuant to the Plan.

(y)           “Optioned Stock” shall mean the Common Stock subject to an Option.

(z)            “Outside Director” means a Director who is not an Employee or Consultant.

(aa)         “Parent” shall mean a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(bb)         “Participant” shall mean an Employee, Consultant or Outside Director who receives an Award.

(cc)         “Performance Goals” means the goal(s) (or combined goal(s)) determined by the Administrator (in its discretion) to be applicable to a Participant with respect to an Award.  As determined by the Administrator, the performance measures for any performance period will be any one or more of the following objective performance criteria, applied to either the Company as a whole or, except with respect to stockholder return metrics, to a region, business unit, affiliate or business segment, and measured either on an absolute basis, relative to a pre-established target or as a percentage of another Performance Goal, to a previous period’s results or to a designated comparison group, and, with respect to financial metrics, which may be determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”), in accordance with accounting principles established by the International Accounting Standards Board (“IASB Principles”) or which may be adjusted when established to exclude any items otherwise includable under GAAP or under IASB Principles or to include any items otherwise excludable under GAAP or under IASB Principles: (i) cash flow (including operating cash flow or free cash flow), (ii) revenue (on an absolute basis or adjusted for currency effects), (iii) gross margin, (iv) operating expenses or operating expenses as a percentage of revenue, (v) earnings (which may include, without limitation, earnings before interest and taxes, earnings before taxes and net earnings or earnings before interest, taxes depreciation and amortization), (vi) earnings per share, (vii) stock price, (viii) return on equity, (ix) total stockholder return, (x) growth in stockholder value relative to the moving average of the S&P 500 Index or another index, (xi) return on capital, (xii) return on assets or net assets, (xiii) return on investment, (xiv) economic value added, (xv) operating profit or net operating profit, (xvi) operating margin, (xvii) market share, (xviii) contract awards or backlog, (xix) overhead or other expense reduction, (xx) credit rating, (xxi) objective customer indicators, (xxii) new product invention or innovation, (xxiii) attainment of research and development milestones, (xxiv) improvements in productivity, (xxv) attainment of objective operating goals, and (xxvi) objective employee metrics.

(dd)         “Performance Share” shall mean a performance share Award granted to a Participant pursuant to Section 14.

(ee)         “Performance Unit” means a performance unit Award granted to a Participant pursuant to Section 15.

(ff)           “Plan” shall mean this 2011 Equity Incentive Plan, as amended.

(gg)         “Restricted Stock” shall mean a restricted stock Award granted to a Participant pursuant to Section 12.

(hh)         “Restricted Stock Unit” shall mean a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 13.  Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(ii)           “Rule 16b-3” shall mean Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(jj)           “Section 16(b)” shall mean Section 16(b) of the Exchange Act.

(kk)         “Service Provider” means an Employee, Consultant or Service Provider.

(ll)           “Share” shall mean a share of the Common Stock, as adjusted in accordance with Section 18 of the Plan.

(mm)       “Stock Appreciation Right” or “SAR” shall mean a stock appreciation right granted pursuant to Section 9 of the Plan.

(nn)         “Subsidiary” shall mean a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.             Stock Subject to the Plan.  Subject to the provisions of Section 18 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 4,500,000 Shares plus any Shares subject to any options or other equity compensation awards under the Company’s 2001 Stock Plan, 1995 Stock Plan and 1998 Director Option Plan that are outstanding on the date this Plan becomes effective and that subsequently expire unexercised, up to a maximum of an additional 2,382,000 Shares.  All of the shares issuable under the Plan may be authorized, but unissued, or reacquired Common Stock.

Any Shares subject to Options or SARs shall be counted against the numerical limits of this Section 3 as one Share for every Share subject thereto.  Any Awards covering Shares with a per Share or per unit purchase price lower than 100% of Fair Market Value on the date of grant shall be counted against the numerical limits of this Section 3 as 2.15 Shares for every one Share subject thereto.  To the extent that a Share that was subject to an Award that counted as 2.15 Shares against the Plan reserve pursuant to the preceding sentence is recycled back into the Plan under the final paragraph of this Section 3, the Plan shall be credited with 2.15 Shares.

Subject to adjustment as provided in Section 18, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in the first paragraph of this Section 3, plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to the other paragraphs of this Section 3.

If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Stock, Performance Shares or Restricted Stock Units, is forfeited to or repurchased by the Company at its original purchase price due to such Award failing to vest, the unpurchased Shares (or for Awards other than Options and SARs, the forfeited or repurchased shares) which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated).  With respect to SARs, when an SAR is exercised, the shares subject to a SAR grant agreement shall be counted against the numerical limits of Section 3 above, as one share for every share subject thereto, regardless of the number of shares used to settle the SAR upon exercise (i.e., shares withheld to satisfy the exercise price of an SAR shall not remain available for issuance under the Plan).  Shares that have been issued under the Plan under any Award shall not be returned to the Plan and shall not become available for future distribution under the Plan; provided, however, that if Shares of Restricted Stock, Performance Shares or Restricted Stock Units are repurchased by the Company at their original purchase price or are forfeited to the Company due to such Awards failing to vest, such Shares shall become available for future grant under the Plan.  Shares used to pay the exercise price of an Option shall not become available for future grant or sale under the Plan.  Shares used to satisfy tax withholding obligations shall not become available for future grant or sale under the Plan.  To the extent an Award under the Plan is paid out in cash rather than stock, such cash payment shall not reduce the number of Shares available for issuance under the Plan.  Any payout of Dividend Equivalents or Performance Units, because they are payable only in cash, shall not reduce the number of Shares available for issuance under the Plan.  Conversely, any forfeiture of Dividend Equivalents or Performance Units shall not increase the number of Shares available for issuance under the Plan.

4.             Administration of the Plan.

(a)           Procedure.

(i)            Multiple Administrative Bodies.  If permitted by Applicable Laws, the Plan may be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees who are neither Directors nor Officers.

(ii)           Section 162(m).  To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee consisting solely of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii)          Administration With Respect to Officers Subject to Section 16(b).  With respect to Option grants made to Employees who are also Officers subject to Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with Rule 16b-3, or (B) a committee designated by the Board to administer the Plan, which committee shall be constituted to comply with Rule 16b-3.  Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.  From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3.

(iv)          Administration With Respect to Other Persons.  With respect to Award grants made to Employees or Consultants who are not Officers of the Company, the Plan shall be administered by (A) the Board, (B) a committee designated by the Board, or (C) a sub-committee designated by the designated committee, which committee or sub-committee shall be constituted to satisfy Applicable Laws.  Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board.  The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

(v)           Administration With Respect to Outside Directors.  Any discretionary Award grants to Outside Directors shall be made by the Board or a committee thereof.  The Board or a committee thereof shall administer the Plan with respect to Outside Director Awards.

(b)           Powers of the Administrator.  Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i)            to determine the Fair Market Value in accordance with Section 2(s) of the Plan;

(ii)           to select the Service Providers to whom Awards may be granted hereunder;

(iii)          to determine whether and to what extent Awards are granted hereunder;

(iv)          to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(v)           to approve forms of agreement for use under the Plan;

(vi)          to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder.  Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards vest or may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions (subject to compliance with applicable laws, including Code Section 409A), and any restriction or limitation regarding any Award or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vii)         to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(viii)        to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(ix)           to modify or amend each Award (subject to Section 7 and Section 21(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options or SARs longer than is otherwise provided for in the Plan;

(x)            to allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares or cash to be issued upon exercise or vesting of an Award that number of Shares or cash having a Fair Market Value equal to the amount required to be withheld.  The Fair Market Value of any Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined.  All elections by a Participant to have Shares or cash withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(xi)           to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xii)          to determine the terms and restrictions applicable to Awards;

(xiii)         to determine whether Awards (other than Options or SARs) will be adjusted for Dividend Equivalents; and

(xiv)        to make all other determinations deemed necessary or advisable for administering the Plan.

(c)           Delegation.  The Board may delegate responsibility for administering the Plan, including with respect to designated classes of Employees and Consultants, to different committees consisting of one or more Directors subject to such limitations as the Board deems appropriate.  To the extent consistent with applicable law, the Board or the Compensation and H.R. Committee may authorize one or more officers of the Company to grant Awards to designated classes of Employees and Consultants, within limits specifically prescribed by the

Board or the Compensation and H.R. Committee; provided, however, that no such officer shall have or obtain authority to grant Awards to himself or herself.

(i)            Effect of Administrator’s Decision.  All decisions, determinations and interpretations of the Administrator shall be final and binding on all Participants and any other holders of any Awards granted under the Plan.

5.             Eligibility.  Awards may be granted only to Service Providers.  Incentive Stock Options may be granted only to Employees.  A Service Provider who has been granted an Award may, if he or she is otherwise eligible, be granted an additional Award or Awards.

6.             Code Section 162(m) Provisions.

(a)           Option and SAR Annual Share Limit.  Subject to Section 7 below, no Participant shall be granted, in any Fiscal Year, Options and Stock Appreciation Rights to purchase more than 500,000 Shares; provided, however, that such limit shall be 1,000,000 Shares in the Participant’s first Fiscal Year of Company service.

(b)           Restricted Stock, Performance Share and Restricted Stock Unit Annual Limit.  No Participant shall be granted, in any Fiscal Year, more than 400,000 Shares in the aggregate of the following: (i) Restricted Stock, (ii) Performance Shares, or (iii) Restricted Stock Units; provided, however, that such limit shall be 600,000 Shares in the Participant’s first Fiscal Year of Company service.

(c)           Performance Units Annual Limit.  No Participant shall receive Performance Units, in any Fiscal Year, having an initial value greater than $1,000,000, provided, however, that such limit shall be $2,000,000 in the Participant’s first Fiscal Year of Company service.

(i)            Section 162(m) Performance Restrictions.  For purposes of qualifying grants of Restricted Stock, Performance Shares, Performance Units or Restricted Stock Units as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals.  The Performance Goals shall be set by the Administrator on or before the latest date permissible to enable the Restricted Stock, Performance Shares, Performance Units or Restricted Stock Units to qualify as “performance-based compensation” under Section 162(m) of the Code.  In granting Restricted Stock, Performance Shares, Performance Units or Restricted Stock Units which are intended to qualify under Section 162(m) of the Code, the Administrator shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

(d)           Changes in Capitalization.  The numerical limitations in Sections 6(a) and (b) shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 18(a).

7.             No Repricing.  The exercise price for an Option or SAR may not be reduced without the consent of the Company’s stockholders.  This shall include, without limitation, a repricing of the Option or SAR as well as an Option or SAR exchange program whereby the Participant agrees to cancel an existing Option in exchange for an Option, SAR, cash or another Award.  If an Option or SAR is cancelled in the same Fiscal Year in which it was granted (other than in connection with a transaction described in Section 18), the cancelled Option or SAR as well as any replacement Option or SAR will be counted against the limits set forth in Section 6(a) above.  Moreover, if the exercise price of an Option or SAR is reduced, the transaction will be treated as a cancellation of the Option or SAR and the grant of a new Option or SAR.

8.             Stock Options.

(a)           Type of Option.  Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.  However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares subject to a Participant’s Incentive Stock Options granted by the Company, any Parent or Subsidiary, that become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.  For purposes of this Section 8(a), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

(b)           Term of Option.  The term of each Option shall be stated in the Notice of Grant; provided, however, that the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant.  Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

(c)           Exercise Price and Consideration.

(i)            The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

(A)          In the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(B)           In the case of any other Incentive Stock Option and any Nonstatutory Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(d)                                 The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator.  Such consideration, to the extent permitted by Applicable Laws, may consist entirely of:

(i)                               cash;

(ii)                            check;

(iii)                         other Shares which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(iv)                        broker-assisted cashless exercise;

(v)                           net exercise;

(vi)                        any combination of the foregoing methods of payment; or such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or

(vii)                     such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

9.                                       Stock Appreciation Rights.

(a)                                  Grant of SARs.  Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Administrator, in its sole discretion.  Subject to Section 6(a) hereof, the Administrator shall have complete discretion to determine the number of SARs granted to any Participant.

(b)                                 Exercise Price and other Terms.  The per share exercise price for the Shares to be issued pursuant to exercise of an SAR shall be determined by the Administrator and shall be no less than 100% of the Fair Market Value per share on the date of grant.  Otherwise, subject to Section 6(a) of the Plan, the Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan; provided, however, that no SAR may have a term of more than ten (10) years from the date of grant.

(c)                                  Payment of SAR Amount.  Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(i)                                     The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii)                                  The number of Shares with respect to which the SAR is exercised.

(d)                                 Payment upon Exercise of SAR.  At the discretion of the Administrator, but only as specified in the Award Agreement, payment for a SAR may be in cash, Shares or a combination thereof.  If the Award Agreement is silent as to the form of payment, payment of the SAR may only be in Shares.

(e)                                  SAR Agreement.  Each SAR grant shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, whether it may be settled in cash, Shares or a combination thereof, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

(f)                                    Expiration of SARs.  A SAR granted under the Plan shall expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement.

10.                                 Exercise of Option or SAR.

(a)                                  Procedure for Exercise; Rights as a Shareholder. Any Option or SAR granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Participant, and as shall be permissible under the terms of the Plan.

An Option or SAR may not be exercised for a fraction of a Share.

An Option or SAR shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option or SAR by the person entitled to exercise the Option or SAR and, with respect to Options only, full payment for the Shares with respect to which the Option is exercised has been received by the Company.  With respect to Options only, full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(d) of the Plan.  Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 18 of the Plan.

(b)                                 Termination of Status as a Service Provider.  If a Participant ceases to serve as a Service Provider, other than upon their death or Disability, he or she may, but only within 90 days (or such other period of time as is determined by the Administrator and as set forth in the Option or SAR Agreement) after the date he or she ceases to be a Service Provider, exercise his or her Option or SAR to the extent that he or she was entitled to exercise it at the date of such termination.  To the extent that he or she was not entitled to exercise the Option or SAR at the date of such termination, or if he or she does not exercise such Option or SAR (which he or she was entitled to exercise) within the time specified herein, the Option or SAR shall terminate.

(c)                                  Disability.  If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR within such period of time as is specified in the Award Agreement to the extent the Option or SAR is vested on the date of termination (but in no event later than the expiration of the term of such Option or SAR as set forth in the Award Agreement).  In the absence of a specified time in the Award Agreement, the Option or SAR shall remain exercisable for twelve (12) months following the Participant’s termination.  If, on the date of termination, the Participant is not vested as to his or her entire Option or SAR, the Shares covered by the unvested portion of the Option or SAR shall revert to the Plan.  If, after termination, the Participant does not exercise his or her Option or SAR within the time specified herein, the Option or SAR shall terminate, and the Shares covered by such Option or SAR shall revert to the Plan.

(d)                                 Death of Participant.  If a Participant dies while a Service Provider, the Option or SAR may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement (but in no event may the option be exercised later than the expiration of the term set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator.  If no such beneficiary has been designated by the Participant, then such Option or SAR may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option or SAR is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution.  In the absence of a specified time in the Award Agreement, the Option or SAR shall remain exercisable for twelve (12) months following Participant’s death.  If the Option or SAR is not so exercised within the time specified herein, the Option or SAR shall terminate, and the Shares covered by such Option or SAR shall revert to the Plan.

11.                                 Automatic Grants to Outside Directors.  The Board or a Committee thereof may institute, by resolution, automatic Award grants to new and to continuing members of the Board, with the number and type of such Awards, with such terms and conditions, and based upon such criteria, if any, as is determined by the Board or its Committee, in their sole discretion.

12.                                 Restricted Stock.

(a)                                  Grant of Restricted Stock.  Subject to the terms and conditions of the Plan, Restricted Stock may be granted to Participants at any time as shall be determined by the Administrator, in its sole discretion.  Subject to Section 6(b) hereof, the Administrator shall have complete discretion to determine (i) the number of Shares subject to a Restricted Stock award granted to any Participant, and (ii) the conditions that must be satisfied, which typically will be based principally or solely on continued provision of services but may include a performance-based component, upon which is conditioned the grant, vesting or issuance of Restricted Stock.

(b)                                 Other Terms.  The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of Restricted Stock granted under the Plan; provided that Restricted Stock may only be issued in the form of Shares.  Restricted Stock grants shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the stock or the restricted stock unit is awarded.  The Administrator may require the recipient to sign a Restricted Stock Award agreement as a condition of the award.  Any certificates representing the Shares of stock awarded shall bear such legends as shall be determined by the Administrator.

(c)                                  Restricted Stock Award Agreement.  Each Restricted Stock grant shall be evidenced by an agreement that shall specify the purchase price (if any) and such other terms and conditions as the Administrator, in its sole discretion, shall determine; provided; however, that if the Restricted Stock grant has a purchase price, such purchase price must be paid no more than ten (10) years following the date of grant.

13.                                 Restricted Stock Units.

(a)                                  Grant of Restricted Stock Units.  Subject to the terms and conditions of the Plan, Restricted Stock Units may be granted to Participants at any time as shall be determined by the Administrator, in its sole discretion.  Subject to Section 6(b) hereof, the Administrator shall have complete discretion to determine (i) the number of Shares subject to a Restricted Stock Unit award granted to any Participant, and (ii) the conditions that must be satisfied, which typically will be based principally or solely on continued provision of services but may include a performance-based component, upon which is conditioned the grant, vesting or issuance of Restricted Stock Units.

(b)                                 Other Terms.  The Administrator shall set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant.  The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion.

(c)                                  Earning Restricted Stock Units.  Upon meeting the applicable vesting criteria, the Participant shall be entitled to receive a payout, in Shares, in cash or in a combination thereof, as specified in the Restricted Stock Unit Award Agreement.  Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d)                                 Form and Timing of Payment.  Payment of earned Restricted Stock Units shall be made as soon as practicable after the date(s) set forth in the Restricted Stock Unit Award Agreement.  The Administrator, in its sole discretion, but only as specified in the Award Agreement, may pay earned Restricted Stock Units in cash, Shares, or a combination thereof.  If the Award Agreement is silent as to the form of payment, payment of the Restricted Stock Units may only be in Shares.

(e)                                  Restricted Stock Unit Award Agreement.  Each Restricted Stock Unit grant shall be evidenced by an agreement that shall specify such terms and conditions as the Administrator, in its sole discretion, shall determine;

(f)                                    Cancellation.  On the date set forth in the Restricted Stock Unit Award Agreement, all unearned Restricted Stock Units shall be forfeited to the Company.

14.                                 Performance Shares.

(a)                                  Grant of Performance Shares.  Subject to the terms and conditions of the Plan, Performance Shares may be granted to Participants at any time as shall be determined by the Administrator, in its sole discretion.  Subject to Section 6(b) hereof, the Administrator shall have complete discretion to determine (i) the number of Shares subject to a Performance Share award granted to any Participant, and (ii) the conditions that must be satisfied, which typically will be based principally or solely on achievement of performance milestones but may include a service-based component, upon which is conditioned the grant or vesting of Performance Shares.  Performance Shares shall be granted in the form of units to acquire Shares.  Each such unit shall be the equivalent of one Share for purposes of determining the number of Shares subject to an Award.  Until the Shares are issued, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the units to acquire Shares.

(b)                                 Other Terms.  The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of Performance Shares granted under the Plan.  Performance Share grants shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the stock is awarded, which may include such performance-based milestones as are determined appropriate by the Administrator.  The Administrator may require the recipient to sign a Performance Shares Award Agreement as a condition of the award.  Any certificates representing the Shares of stock awarded shall bear such legends as shall be determined by the Administrator.

(c)                                  Performance Share Award Agreement.  Each Performance Share grant shall be evidenced by an Award Agreement that shall specify such other terms and conditions as the Administrator, in its sole discretion, shall determine.

15.                                 Performance Units.

(a)                                  Grant of Performance Units.  Performance Units are similar to Performance Shares, except that they shall be settled in a cash equivalent to the Fair Market Value of the underlying Shares, determined as of the vesting date.  Subject to the terms and conditions of the Plan, Performance Units may be granted to Participants at any time and from time to time as shall be determined by the Administrator, in its sole discretion.  The Administrator shall have complete discretion to determine the conditions that must be satisfied, which typically will be based principally or solely on achievement of performance milestones but may include a service-based component, upon which is conditioned the grant or vesting of Performance Units.  Performance Units shall be granted in the form of units to acquire Shares.  Each such unit shall be the cash equivalent of one Share of Common Stock.  No right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Performance Units or the cash payable thereunder.

(b)                                 Number of Performance Units.  Subject to Section 6(c) hereof, the Administrator will have complete discretion in determining the number of Performance Units granted to any Participant.

(c)                                  Other Terms.  The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of Performance Units granted under the Plan.  Performance Unit grants shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the grant is awarded, which may include such performance-based milestones as are determined appropriate by the Administrator.  The Administrator may require the recipient to sign a Performance Unit agreement as a condition of the award.  Any certificates representing the units awarded shall bear such legends as shall be determined by the Administrator.

(d)                                 Performance Unit Award Agreement.  Each Performance Unit grant shall be evidenced by an agreement that shall specify such terms and conditions as the Administrator, in its sole discretion, shall determine.

16.                                 Deferred Stock Units.

(a)                                  Description.  Deferred Stock Units shall consist of a Restricted Stock, Restricted Stock Unit, Performance Share or Performance Unit Award that the Administrator, in its sole discretion permits to be paid out in installments or on a deferred basis, in accordance with rules and procedures established by the Administrator.  Deferred Stock Units shall remain subject to the claims of the Company’s general creditors until distributed to the Participant.

17.                                 162(m) Limits.  Deferred Stock Units shall be subject to the annual 162(m) limits applicable to the underlying Restricted Stock, Restricted Stock Unit, Performance Share or Performance Unit Award as set forth in Section 6 hereof.

18.                                 Non-Transferability of Awards.  Except as determined otherwise by the Administrator in its sole discretion (but never a transfer in exchange for value), Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant, without the prior written consent of the Administrator.  If the Administrator makes an Award transferable, such Award shall contain such additional terms and conditions as the Administrator deems appropriate.

19.                                 Adjustments Upon Changes in Capitalization, Dissolution, Merger or Change in Control.

(a)                                  Changes in Capitalization.  Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Award, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per share of Common Stock covered by each such outstanding Award and the annual share limitations under Sections 6(a) and (b) hereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”  Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

(b)                                 Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction.  The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Option or SAR until ten (10) days prior to such transaction as to all of the Awarded Stock covered thereby, including Shares as to which the Award would not otherwise be exercisable.  In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse 100%, and that any Award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated.  To the extent it has not been previously exercised (with respect to Options and SARs) or vested (with respect to other Awards), an Award will terminate immediately prior to the consummation of such proposed action.

(c)                                  Merger or Change in Control.  In the event of the consummation of a merger or Change in Control, each outstanding Award will be treated as the Administrator determines, including, without limitation, that each Award be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation.  The Administrator will not be required to treat all Awards similarly in the transaction.

In the event that the successor corporation does not assume or substitute for the Award, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met (except, with respect to such performance-based vesting Awards, as is otherwise specified in the Award Agreement).  In addition, if an Option or Stock Appreciation Right is not assumed or substituted in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

For the purposes of this subsection (c), an Award will be considered assumed if, following the consummation of the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Unit or Performance Share, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section 18(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to appropriately and fairly reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

(d)                                 Outside Director Awards.  With respect to Awards granted to an Outside Director that are assumed or substituted for in a Change in Control or merger, if on the date of or following such assumption or substitution the Participant’s status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Participant (unless such voluntary resignation is at the request of the acquirer), then the Outside Director will immediately vest 100% in all such Awards.

20.                                 Time of Granting Awards.  The date of grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Award or such later date as is specified by the Administrator.  Notice of the determination shall be given to each Employee or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

21.                                 Term of Plan.  The Plan shall continue in effect until ten years from the date of its initial adoption by the Board.

22.                                 Amendment and Termination of the Plan.

(a)                                  Amendment and Termination.  The Board may at any time amend, alter, suspend or terminate the Plan.

(b)                                 Shareholder Approval.  The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted).  Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

(c)                                  Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company.

23.                                 Conditions Upon Issuance of Shares.  Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise or payout, as applicable, of an Award, the Company may require the person exercising such Option or SAR, or in the case of another Award (other than a Dividend Equivalent or Performance Unit), the person receiving the Shares upon vesting, to render to the Company a written statement containing such representations and warranties as, in the opinion of counsel for the Company, may be required to ensure compliance with any of the aforementioned relevant provisions of law, including a representation that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required.

24.                                 Reservation of Shares.  The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.  Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

25.                                 Section 409A Compliance.  Awards granted hereunder are intended to comply with the requirements of Section 409A of the Code to the extent Section 409A of the Code applies to such Awards, and any ambiguities in this Plan or Awards granted hereunder will be interpreted to so comply.   The terms of the Plan and any Award granted under the Plan shall be interpreted, operated and administered in a manner consistent with the foregoing intention to the extent the Administrator deems necessary or advisable in its sole discretion.  Notwithstanding any other provision in the Plan, the Administrator, to the extent it unilaterally deems necessary or advisable in its sole discretion, reserves the right, but shall not be required, to amend or modify the Plan and any Award granted under the Plan so that the Award qualifies for exemption from or complies with Section 409A of the Code; provided, however, that the Company makes no representation that the Awards granted under the Plan shall be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to Awards granted under the Plan.

26.                                 Dodd-Frank Clawback.  In the event that the Company is required to restate its audited financial statements due to material noncompliance with any financial reporting requirement under the securities laws, each current or former executive officer Participant shall be required to immediately repay the Company any compensation they received pursuant to Awards hereunder during the three-year period preceding the date upon which the Company is required to prepare the restatement that is in excess of what would have been paid to the executive officer Participant under the restated financial statement, in accordance with Section 10D of the Exchange Act and any rules promulgated thereunder.  Any amount required to be repaid hereunder shall be determined by the Board or its Committee in its sole discretion, unless otherwise required by Applicable Laws, and shall be binding on all current and former executive officer Participants.